Exhibit 10.5

RESTRICTED SHARE UNIT AWARD AGREEMENT

FOR NON-EMPLOYEE DIRECTORS

UNDER BEIGENE, LTD.

 2016 SHARE OPTION AND INCENTIVE PLAN

Name of Grantee:	_____________________________________

No. of Restricted Share Units:	____________________

Grant Date:	____________________

Pursuant to the BeiGene, Ltd. 2016 Share Option and Incentive Plan as amended through the date of grant (the “Plan”), BeiGene, Ltd., an exempted company incorporated in the Cayman Islands with limited liability, (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one ordinary share, par value US$0.0001 per share (the “Ordinary Shares”) of the Company.  The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents 13 Ordinary Shares. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every 13 Ordinary Shares.  Capitalized terms in this Restricted Share Unit Award Agreement for Non-Employee Directors (this “Agreement”) shall have the meaning specified in the Plan, unless defined differently herein.

1.         Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Ordinary Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Ordinary Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.         Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the date(s) specified in the following schedule (the “Vesting Date”) so long as the Grantee has served continuously as a member of the Board on such dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date

_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

In determining the number of vested Restricted Share Units at the time of any vesting, the number of Ordinary Shares shall be rounded down to the nearest whole ADS or the nearest increment of 13 Ordinary Shares.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.         Termination of Service.  If the Grantee’s service with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.         Issuance of Ordinary Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half (2.5) months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Ordinary Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Ordinary Shares.

5.         Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.

6.         Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

7.         No Right to Continue as a Director.  Neither the Plan nor this Award confers upon the Grantee any rights with respect to continuance as a member of the Board.

8.         Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.         Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and agents of (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the

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Relevant Information.  Relevant Information will only be used in accordance with applicable law.

10.       Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BEIGENE, LTD.

By:
Name:
Title:

The undersigned hereby agrees to the terms and conditions of the foregoing Agreement.  Electronic agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s signature

Name:

Grantee’s address:

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RESTRICTED Share UNIT AWARD AGREEMENT
FOR COMPANY EMPLOYEES
UNDER BeiGene, Ltd.
2016 Share OPTION AND INCENTIVE PLAN

Name of Grantee:	_______________________________________________

No. of Restricted Share Units:	_______________________________

Grant Date:	_______________________________

Pursuant to the BeiGene, Ltd. 2016 Share Option and Incentive Plan as amended through the date of grant (the “Plan”), BeiGene, Ltd., an exempted company incorporated in the Cayman Islands with limited liability, (the “Company”) hereby grants an award of the number of Restricted Share Units listed above (an “Award”) to the Grantee named above.  Each Restricted Share Unit shall relate to one ordinary share, par value US$0.0001 per share (the “Ordinary Shares”) of the Company.  The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents 13 Ordinary Shares. References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every 13 Ordinary Shares.  Capitalized terms in this Restricted Share Unit Award Agreement for Company Employees (this “Agreement”) shall have the meaning specified in the Plan, unless defined differently herein.

1.     Restrictions on Transfer of Award.  This Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of by the Grantee, and any Ordinary Shares issuable with respect to the Award may not be sold, transferred, pledged, assigned or otherwise encumbered or disposed of until (i) the Restricted Share Units have vested as provided in Paragraph 2 of this Agreement and (ii) Ordinary Shares have been issued to the Grantee in accordance with the terms of the Plan and this Agreement.

2.     Vesting of Restricted Share Units.  The restrictions and conditions of Paragraph 1 of this Agreement shall lapse on the date(s) specified in the following schedule (the “Vesting Date”) so long as the Grantee has served continuously as an employee of the Company or a Subsidiary on such dates.  If a series of Vesting Dates is specified, then the restrictions and conditions in Paragraph 1 shall lapse only with respect to the number of Restricted Share Units specified as vested on such date.

Incremental Number of Restricted Share Units Vested	Vesting Date

_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________
_____________ (___%)	_______________

In determining the number of vested Restricted Share Units at the time of any vesting, the number of Ordinary Shares shall be rounded down to the nearest whole ADS or the nearest increment of 13 Ordinary Shares.

The Administrator may at any time accelerate the vesting schedule specified in this Paragraph 2.

3.     Termination of Employment.  If the Grantee’s employment with the Company and its Subsidiaries terminates for any reason (including death or disability) prior to the satisfaction of the vesting conditions set forth in Paragraph 2 above, any Restricted Share Units that have not vested as of such date shall automatically and without notice terminate and be forfeited, and neither the Grantee nor any of his or her successors, heirs, assigns, or personal representatives will thereafter have any further rights or interests in such unvested Restricted Share Units.

4.     Issuance of Ordinary Shares.  As soon as practicable following each Vesting Date (but in no event later than two and one-half (2.5) months after the end of the year in which the Vesting Date occurs), the Company shall issue to the Grantee the number of Ordinary Shares equal to the aggregate number of Restricted Share Units that have vested pursuant to Paragraph 2 of this Agreement on such date and the Grantee shall thereafter have all the rights of a shareholder of the Company with respect to such Ordinary Shares.

5.     Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Agreement shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.

6.     Tax Withholding.  The Grantee shall, not later than the date as of which the receipt of this Award becomes a taxable event for any applicable income, employment or other tax purposes, pay to the Company or any Subsidiary or make arrangements satisfactory to the Administrator for payment of any taxes required by law to be withheld on account of such taxable event.  To satisfy in full such minimum tax withholding obligation, Grantee hereby authorizes the Company to withhold from Ordinary Shares to be issued hereunder that number of Ordinary Shares that would satisfy the minimum required tax withholding amount due and to sell such Ordinary Shares through a broker of the Company’s choosing (i.e., “sell to cover”). As of the date hereof, Grantee certifies that (a) he or she is currently unaware of any material, non-public information with respect to the Company, and (b) this Agreement is entered into in good faith and not as part of a plan or scheme to evade the prohibitions of Rule 10b5-1 of the Securities Exchange Act of 1934, as amended, or any other securities laws. While this Agreement is in effect, Grantee agrees (i) not to enter into or alter any corresponding or hedging transaction or position with respect to the securities covered by this Agreement (including, without limitation, with respect to any securities convertible or exchangeable into Ordinary Shares) and (ii) not to attempt to exercise any influence over how, when or whether to effect the withholding and sale of Ordinary Shares pursuant to this Section 6.

7.     Section 409A of the Code.  This Agreement shall be interpreted in such a manner that all provisions relating to the settlement of the Award are exempt from the requirements of Section 409A of the Code as “short-term deferrals” as described in Section 409A of the Code.

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8.     No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Grantee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Grantee at any time.

9.     Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Award and supersedes all prior agreements and discussions between the parties concerning such subject matter.

10.   Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and agents (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Grantee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Grantee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Grantee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

11.   Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Grantee at the address on file

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with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BEIGENE, LTD.

By:
Name:
Title:

The undersigned hereby agrees to the terms and conditions of the foregoing Agreement.  Electronic agreement pursuant to the Company’s instructions to the Grantee (including through an online acceptance process) is acceptable.

Dated:
Grantee’s signature

Name:

Grantee’s address:

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NON-QUALIFIED SHARE OPTION AGREEMENT
FOR NON-EMPLOYEE Consultants
UNDER THE BEIGENE, LTD.
2016 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:	_____________________________________

No. of Option Shares:	____________________ Ordinary Shares (as defined below)

Option Exercise Price per Share:	$___________________
[IF U.S. Taxpayers, Fair Market Value on Grant Date]

Grant Date:	____________________

Expiration Date:	____________________
[No more than 10 years]

Pursuant to the BeiGene, Ltd. 2016 Share Option and Incentive Plan as amended through the date of grant (the “Plan”), BeiGene, Ltd., an exempted company incorporated in the Cayman Islands with limited liability (the “Company”), hereby grants to the Optionee named above, who is a Consultant of the Company, an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents 13 Ordinary Shares.  References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every 13 Ordinary Shares.  The Option Exercise Price per ADS shall equal the Option Exercise Price per Share multiplied by 13.  Capitalized terms in this Non-Qualified Share Option Agreement for Consultants (this “Agreement”) shall have the meaning specified in the Plan, unless defined differently herein.

1.         Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as defined in Section 2 of the Plan) to accelerate the following exercisability schedule, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee has continuously provided service to the Company or a Subsidiary as a Consultant on such dates:

Option Shares Exercisable	Exercisability Date

___________ (___ %)	___________
___________ (___ %)	___________
___________ (___ %)	___________
___________ (___ %)	___________
___________ (___ %)	___________

In determining the number of vested Option Shares at the time of any exercise, the number of Option Shares shall be rounded down to the nearest whole ADS or the nearest increment of 13 Ordinary Shares.

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.         Manner of Exercise.

(a)       The Optionee may exercise this Share Option only in the following manner:  from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods:  (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Ordinary Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of law, and

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(iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Ordinary Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Ordinary Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Ordinary Shares through the attestation method, the number of Ordinary Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Ordinary Shares attested to.

(b)       The Ordinary Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the Ordinary Shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Ordinary Shares.

(c)       The minimum number of Ordinary Shares with respect to which this Share Option may be exercised at any one time shall be 104 Ordinary Shares and shall be exercised in increments of 13 Ordinary Shares, unless the number of Ordinary Shares with respect to which this Share Option is being exercised is the total number of Ordinary Shares subject to exercise under this Share Option at the time.

(d)       Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3.         Termination as Consultant. If the Optionee ceases to be a Consultant to the Company or a Subsidiary for any reason, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to provide services, for a period of three months after the date the Optionee ceased to provide services or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date the Optionee ceases to be a Consultant  to the Company or a Subsidiary shall terminate immediately and be of no further force or effect.

4.         Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.

5.         Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

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6.         No Obligation to Continue as a Consultant or Service Provider.  Neither the Plan nor this Share Option confers upon the Optionee any rights with respect to continuance as a Consultant or other service provider to the Company or a Subsidiary.

7.         Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8.         Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and agents (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

9.         Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file

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with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BEIGENE, LTD.

By:
Name:
Title:

The undersigned hereby agrees to the terms and conditions of the foregoing Agreement.  Electronic agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Dated:
Optionee’s Signature

Optionee’s name and address:

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NON-QUALIFIED Share OPTION AGREEMENT
FOR NON-EMPLOYEE DIRECTORS
UNDER BeiGene, Ltd.
2016 Share OPTION AND INCENTIVE PLAN

Name of Optionee:	_____________________________________

No. of Option Shares:	____________________ Ordinary Shares (as defined below)

Option Exercise Price per Share:	$___________________
[If U.S. Taxpayers, Fair Market Value on Grant Date]

Grant Date:	____________________

Expiration Date:	____________________
[No more than 10 years]

Pursuant to the BeiGene, Ltd. 2016 Share Option and Incentive Plan as amended through the date of grant (the “Plan”), BeiGene, Ltd., an exempted company incorporated in the Cayman Islands with limited liability, (the “Company”) hereby grants to the Optionee named above, who is a Non-Employee Director (as defined in the Plan), an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”), of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents 13 Ordinary Shares.  References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every 13 Ordinary Shares.  The Option Exercise Price per ADS shall equal the Option Exercise Price per Share multiplied by 13.  Capitalized terms in this Non-Qualified Share Option Agreement for Non-Employee Directors (this “Agreement”) shall have the meaning specified in the Plan, unless defined differently herein.

1.

Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as described in Section 2 of the Plan) to accelerate the following exercisability schedule, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as the Optionee has served continuously as a member of the Board on such dates:

Option Shares Exercisable	Exercisability Date

_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

In determining the number of vested Option Shares at the time of any exercise, the number of Option Shares shall be rounded down to the nearest whole ADS or the nearest increment of 13 Ordinary Shares.

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.         Manner of Exercise.

(a)         The Optionee may exercise this Share Option only in the following manner: from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Ordinary Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of law, and

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(iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Ordinary Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Ordinary Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Ordinary Shares through the attestation method, the number of Ordinary Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Ordinary Shares attested to.

(b)         The Ordinary Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the Ordinary Shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Ordinary Shares.

(c)         The minimum number of Ordinary Shares with respect to which this Share Option may be exercised at any one time shall be 104 Ordinary Shares and shall be exercised in increments of 13 Ordinary Shares, unless the number of Ordinary Shares with respect to which this Share Option is being exercised is the total number of Ordinary Shares subject to exercise under this Share Option at the time.

(d)         Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3.         Termination as Director. If the Optionee ceases to be a Director of the Company, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)         Termination Due to Death.  If the Optionee’s service as a Director terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may be exercised by the Optionee’s legal representative or legatee for a period of 12 months after the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)         Other Termination.  If the Optionee ceases to be a Director for any reason other than the Optionee’s death, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date the Optionee ceased to be a Director, for a period of six months after the date the Optionee ceased to be a Director or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date the Optionee ceases to be a Director shall terminate immediately and be of no further force or effect.

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4.         Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.

5.         Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.         No Right to Continue as a Director.  Neither the Plan nor this Share Option confers upon the Optionee any rights with respect to continuance as a member of the Board.

7.         Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

8.         Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and agents (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

9.         Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file

4

with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BEIGENE, LTD.

By:
Name:
Title:

The undersigned hereby agrees to the terms and conditions of the foregoing Agreement.  Electronic agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Date:_________________________________
Optionee’s signature

Name:

Optionee’s address:

5

NON-QUALIFIED SHARE OPTION AGREEMENT

FOR COMPANY EMPLOYEES

UNDER BEIGENE, LTD.

2016 SHARE OPTION AND INCENTIVE PLAN

Name of Optionee:	_____________________________________

No. of Option Shares:	____________________ Ordinary Shares (as defined below)

Option Exercise Price per Share:	$___________________
[If U.S. Taxpayers, Fair Market Value on Grant Date]

Grant Date:	____________________

Expiration Date:	____________________
[No more than 10 years]

Pursuant to the BeiGene, Ltd. 2016 Share Option and Incentive Plan as amended through the date of grant (the “Plan”), BeiGene, Ltd., an exempted company incorporated in the Cayman Islands with limited liability, (the “Company”) hereby grants to the Optionee named above an option (the “Share Option”) to purchase on or prior to the Expiration Date specified above all or part of the number of ordinary shares, par value US$0.0001 per share (the “Ordinary Shares”) of the Company specified above at the Option Exercise Price per Share specified above subject to the terms and conditions set forth herein and in the Plan.  The Ordinary Shares may be represented by American Depositary Shares (“ADSs”), and each ADS represents 13 Ordinary Shares.  References herein to the issuance of Ordinary Shares shall also refer to the issuance of ADSs on the same basis of one ADS for every 13 Ordinary Shares.  The Option Exercise Price per ADS shall equal the Option Exercise Price per Share multiplied by 13.  This Share Option is not intended to be an “incentive stock option” under Section 422 of the Internal Revenue Code of 1986, as amended.  Capitalized terms in this Non-Qualified Share Option Agreement for Company Employees (this “Agreement”) shall have the meaning specified in the Plan, unless defined differently herein.

1.         Exercisability Schedule.  No portion of this Share Option may be exercised until such portion shall have become exercisable.  Except as set forth below, and subject to the discretion of the Administrator (as described in Section 2 of the Plan) to accelerate the following exercisability schedule, this Share Option shall be exercisable with respect to the following number of Option Shares on the dates indicated so long as Optionee has served continuously as an employee of the Company or a Subsidiary on such dates:

Incremental Number of Option Shares Exercisable	Exercisability Date

_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________
_____________ (___%)	____________

In determining the number of vested Option Shares at the time of any exercise, the number of Option Shares shall be rounded down to the nearest whole ADS or the nearest increment of 13 Ordinary Shares.

Once exercisable, this Share Option shall continue to be exercisable at any time or times prior to the close of business on the Expiration Date, subject to the provisions hereof and of the Plan.

2.         Manner of Exercise.

(a)        The Optionee may exercise this Share Option only in the following manner: from time to time on or prior to the Expiration Date of this Share Option, the Optionee may give written notice to the Administrator of Optionee’s election to purchase some or all of the Option Shares purchasable at the time of such notice.  This notice shall specify the number of Option Shares to be purchased.

Payment of the purchase price for the Option Shares may be made by one or more of the following methods: (i) in cash, by certified or bank check or other instrument acceptable to the Administrator; (ii) through the delivery (or attestation to the ownership) of Ordinary Shares that have been purchased by the Optionee on the open market or that are beneficially owned by the Optionee and are not then subject to any restrictions under any Company plan and that otherwise satisfy any holding periods as may be required by the Administrator; (iii) by the Optionee delivering to the Company a properly executed exercise notice together with irrevocable instructions to a broker to promptly deliver to the Company cash or a check payable and acceptable to the Company to pay the option purchase price, provided that in the event the Optionee chooses to pay the option purchase price as so provided, the Optionee and the broker shall comply with such procedures and enter into such agreements of indemnity and other agreements as the Administrator shall prescribe as a condition of such payment procedure; (iv) if permitted by the Administrator, by a “net exercise” arrangement pursuant to which the Company will reduce the number of Ordinary Shares issuable upon exercise by the largest whole number of Ordinary Shares with a Fair Market Value that does not exceed the aggregate exercise price; or (v) a combination of (i), (ii), (iii) and (iv) above.  Payment instruments will be received subject to collection.

The transfer to the Optionee on the records of the Company or of the transfer agent of the Option Shares will be contingent upon (i) the Company’s receipt from the Optionee of the full purchase price for the Option Shares, as set forth above, (ii) the fulfillment of any other requirements contained herein or in the Plan or in any other agreement or provision of law, and

(iii) the receipt by the Company of any agreement, statement or other evidence that the Company may require to satisfy itself that the issuance of Ordinary Shares to be purchased pursuant to the exercise of Share Options under the Plan and any subsequent resale of the Ordinary Shares will be in compliance with applicable laws and regulations.  In the event the Optionee chooses to pay the purchase price by previously-owned Ordinary Shares through the attestation method, the number of Ordinary Shares transferred to the Optionee upon the exercise of the Share Option shall be net of the Ordinary Shares attested to.

(b)        The Ordinary Shares purchased upon exercise of this Share Option shall be transferred to the Optionee on the records of the Company or of the transfer agent upon compliance to the satisfaction of the Administrator with all requirements under applicable laws or regulations in connection with such transfer and with the requirements hereof and of the Plan.  The determination of the Administrator as to such compliance shall be final and binding on the Optionee.  The Optionee shall not be deemed to be the holder of, or to have any of the rights of a holder with respect to, any Ordinary Shares subject to this Share Option unless and until this Share Option shall have been exercised pursuant to the terms hereof, the Company or the transfer agent shall have transferred the Ordinary Shares to the Optionee, and the Optionee’s name shall have been entered as the shareholder of record on the books of the Company.  Thereupon, the Optionee shall have full voting, dividend and other ownership rights with respect to such Ordinary Shares.

(c)        The minimum number of Ordinary Shares with respect to which this Share Option may be exercised at any one time shall be 104 Ordinary Shares and shall be exercised in increments of 13 Ordinary Shares, unless the number of Ordinary Shares with respect to which this Share Option is being exercised is the total number of Ordinary Shares subject to exercise under this Share Option at the time.

(d)        Notwithstanding any other provision hereof or of the Plan, no portion of this Share Option shall be exercisable after the Expiration Date.

3.         Termination of Employment.  If the Optionee’s employment by the Company or a Subsidiary is terminated, the period within which to exercise the Share Option may be subject to earlier termination as set forth below.

(a)        Termination Due to Death.  If the Optionee’s employment terminates by reason of the Optionee’s death, any portion of this Share Option outstanding on such date, to the extent exercisable on the date of death, may be exercised by the Optionee’s legal representative or legatee for a period of 12 months after the date of death or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of death shall terminate immediately and be of no further force or effect.

(b)        Termination Due to Disability.  If the Optionee’s employment terminates by reason of the Optionee’s disability (as determined by the Administrator), any portion of this Share Option outstanding on such date, to the extent exercisable on the date of such termination of employment, may be exercised by the Optionee for a period of 12 months after the date of disability or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of disability shall terminate immediately and be of no further force or effect.

(c)        Termination for Cause.  If the Optionee’s employment terminates for Cause, any portion of this Share Option outstanding on such date shall terminate immediately and be of no further force and effect.  For purposes hereof, “Cause” shall mean, unless otherwise provided in an employment agreement between the Company and the Optionee, a determination by the Administrator that the Optionee shall be dismissed as a result of (i) any material breach by the Optionee of any agreement between the Optionee and the Company; (ii) the conviction of, indictment for or plea of nolo contendere by the Optionee to a felony or a crime involving moral turpitude; or (iii) any material misconduct or willful and deliberate non-performance (other than by reason of disability) by the Optionee of the Optionee’s duties to the Company.

(d)        Other Termination.  If the Optionee’s employment terminates for any reason other than the Optionee’s death, the Optionee’s disability or Cause, and unless otherwise determined by the Administrator, any portion of this Share Option outstanding on such date may be exercised, to the extent exercisable on the date of termination, for a period of three months after the date of termination or until the Expiration Date, if earlier.  Any portion of this Share Option that is not exercisable on the date of termination shall terminate immediately and be of no further force or effect.

The Administrator’s determination of the reason for termination of the Optionee’s employment shall be conclusive and binding on the Optionee and Optionee’s representatives or legatees.

4.         Incorporation of Plan.  Notwithstanding anything herein to the contrary, this Share Option shall be subject to and governed by all the terms and conditions of the Plan, including the powers of the Administrator set forth in Section 2(b) of the Plan.

5.         Transferability.  This Agreement is personal to the Optionee, is non-assignable and is not transferable in any manner, by operation of law or otherwise, other than by will or the laws of descent and distribution.  This Share Option is exercisable, during the Optionee’s lifetime, only by the Optionee, and thereafter, only by the Optionee’s legal representative or legatee.

6.         Tax Withholding.  The Optionee shall, not later than the date as of which the exercise of this Share Option becomes a taxable event for any applicable income, employment or other tax purposes, pay to the Company or any Subsidiary or make arrangements satisfactory to the Administrator for payment of any taxes required by law to be withheld on account of such taxable event.  The Company shall have the authority to cause the minimum required tax withholding obligation to be satisfied, in whole or in part, by withholding from Ordinary Shares to be issued to the Optionee a number of Ordinary Shares with an aggregate Fair Market Value that would satisfy the minimum withholding amount due.

7.         No Obligation to Continue Employment.  Neither the Company nor any Subsidiary is obligated by or as a result of the Plan or this Agreement to continue the Optionee in employment and neither the Plan nor this Agreement shall interfere in any way with the right of the Company or any Subsidiary to terminate the employment of the Optionee at any time.

8.         Integration.  This Agreement constitutes the entire agreement between the parties with respect to this Share Option and supersedes all prior agreements and discussions between the parties concerning such subject matter.

9.         Data Privacy Consent.  In order to administer the Plan and this Agreement and to implement or structure future equity grants, the Company, its subsidiaries and affiliates and agents (together, the “Relevant Companies”) may process any and all personal or professional data, including but not limited to Social Security or other identification number, home address and telephone number, date of birth and other information that is necessary or desirable for the administration of the Plan and/or this Agreement (the “Relevant Information”).  By entering into this Agreement, the Optionee (i) authorizes the Company to collect, process, register and transfer to the Relevant Companies all Relevant Information; (ii) waives any privacy rights the Optionee may have with respect to the Relevant Information; (iii) authorizes the Relevant Companies to store and transmit such information in electronic form; and (iv) authorizes the transfer of the Relevant Information to any jurisdiction in which the Relevant Companies consider appropriate.  The Optionee shall have access to, and the right to change, the Relevant Information.  Relevant Information will only be used in accordance with applicable law.

10.       Notices.  Notices hereunder shall be mailed or delivered to the Company at its principal place of business and shall be mailed or delivered to the Optionee at the address on file with the Company or, in either case, at such other address as one party may subsequently furnish to the other party in writing.

BEIGENE, LTD.

By:
Name:
Title:

The undersigned hereby agrees to the terms and conditions of the foregoing Agreement.  Electronic agreement pursuant to the Company’s instructions to the Optionee (including through an online acceptance process) is acceptable.

Date:
Optionee’s signature

Name:

Optionee’s address: